Phoenix Series Fund
                         Phoenix Convertible Fund Series
       Supplement dated May 1, 1998 to Prospectus dated February 27, 1998 as supplemented February 27, 1998 and April 8, 1998


         On May 1, 1998, the Board of Trustees of Phoenix Series Fund (the "Trust") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") relating to the proposed combination of the Phoenix Convertible Fund Series of the Trust and Phoenix Income and Growth Fund.

         Pursuant to the Agreement, the Convertible Fund will transfer all or substantially all of its assets to the Income and Growth Fund in exchange for shares of the Income and Growth Fund and the assumption by the Income and Growth Fund of certain identified liabilities of the Convertible Fund. Following the exchange, the Convertible Fund will distribute the shares of the Income and Growth Fund to its shareholders pro rata, in liquidation of the Convertible Fund. The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Convertible Fund. It is currently anticipated that these matters will be submitted for a vote at a meeting of shareholders to be held on or about June 30, 1998.

         Investors should retain this supplement with the prospectus for future reference.




PDP 393CV (5/98)